NOTICE OF ANNUAL MEETING OF SHAREHOLDERS OF


     	               ARROW-MAGNOLIA INTERNATIONAL, INC.
                           2646 Rodney Lane
                          Dallas, Texas 75229


     	                 To be Held May 10, 2001

	Notice is hereby given that the Annual Meeting of Shareholders of Arrow-Magnolia International, Inc. will be held on Thursday, May
10, 2001 at 10:00 a.m., Dallas, Texas time at 2646 Rodney Lane, Dallas, Texas 75229, for the following purposes:

	1.	To elect a Board of Directors of five (5) persons as nominated in the accompanying Proxy Statement, such Directors to hold office until the next annual meeting of shareholders and until their successors are elected; and

	2.	To transact such procedural matters as may properly be brought before the meeting or any adjournment or adjournments thereof.

	Said meeting may be adjourned from time to time without other notice than by announcement at said meeting, or at any adjournment thereof, and any and all business for which said meeting is hereby noticed may be transacted at any such adjournment.

	The Board of Directors has fixed March 23, 2001 as the date for taking of a record of the shareholders entitled to notice of and to vote at the meeting and at any adjournment or adjournments thereof. The stock transfer books will not be closed.

	Enclosed is a form of Proxy solicited by the Board of Directors of the Company. Shareholders who do not plan to attend the meeting in person are requested to date, sign and return the enclosed Proxy in the enclosed envelope, to which no postage need be affixed if mailed in the United States. Your Proxy may be revoked at any time before it is exercised and will not be used if you attend the meeting and prefer to vote in person.


                               BY ORDER OF THE BOARD OF
                               DIRECTORS


                               MORRIS SHWIFF
           	                   Chairman of the Board



Dallas, Texas
March 30, 2001

   	             ARROW-MAGNOLIA INTERNATIONAL, INC.
	                        2646 Rodney Lane
	                      Dallas, Texas 75229

     	                      PROXY STATEMENT

    	           Solicitation by the Board of Directors
                   of Proxies from Shareholders for
                  the Annual Meeting of Shareholders
                      to be held on May 10, 2001

	The Board of Directors of Arrow-Magnolia International, Inc. (hereinafter called the "Company") solicits your proxy in the enclosed form, which you are requested to fill out, sign as indicated and return to the Company in the enclosed, self-addressed envelope, which requires no postage if mailed in the United States. You are encouraged to return your completed proxy whether or not you intend to attend the meeting in person.

	Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before it is exercised by filing a written revocation or a duly executed proxy bearing a later date. Any written revocation may be delivered in person or mailed to the Company at 2646 Rodney Lane, Dallas, Texas 75229, Attn: President. A shareholder who attends the Annual Meeting in person may revoke his proxy at the Annual Meeting and vote in person if he so desires.

	Proxies are being solicited by mail and all expenses of solicitation have been or will be borne by the Company. The approximate day on which this Proxy Statement and form of proxy will be sent to security holders is April 16, 2001.


	March 23, 2001 has been fixed as the record date for the determination of shareholders of the Company entitled to notice of and to vote at the Annual Meeting or at any adjournments thereof. At the close of business on that date, 3,248,566 shares of Common Stock, par value $0.10 per share, (the
"Common Stock"), were issued and outstanding, each share entitling the holder thereof to one vote. Cumulative voting in the election of Directors is not allowed.

	Abstentions and broker non-votes will be counted as present for purposes of determining the existence of a quorum at the Annual Meeting. Because Directors are elected by a plurality of the votes cast by shareholders, abstentions and broker non-votes are not counted and have no effect in determining which candidates have received the highest number of votes and are elected, except in affecting the total number of votes cast for a nominee. With respect to any matter brought before the Annual Meeting requiring the affirmative vote of a majority or other proportion of the outstanding shares, an abstention or non-vote will have the same effect as a vote against the matter being voted upon.

	All shares of the Company represented by proxies relating to shares of the Common Stock received in time and in proper form and condition and not revoked will be voted as specified in the proxy, or in the absence of specific direction, the proxy will be voted by the person designated therein:

  1. FOR the election as Directors of the Company of the five (5) nominees named below to hold office until the next annual meeting of shareholders and until their respective successors shall be duly elected. In the event any of such nominees should become unable to serve as a Director, the proxies will be voted in accordance with the best judgment of the person acting under it.

	The management knows of no other matters to be submitted to the 2001 Annual Meeting with respect to which the shareholders are entitled to vote, but if other procedural matters do properly come before the meeting, the persons named in the proxy will vote according to their best judgment.

       	               SECURITIES OWNERSHIP OF
	              CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

	The following table sets forth information regarding the Company's Common Stock owned at March 23, 2001, by (i) each shareholder known to the Company to own beneficially more than 5% of the Company's Common Stock, (ii) each of the Company's Directors or nominees for Director, and (iii) all officers, Directors and nominees as a group. All of the officers, Directors and nominees of the Company, who as a group own beneficially 61.2% of the Company's Common Stock and 54.2% of the Company's outstanding Common Stock, have indicated their intention to vote for each of the nominees to be presented to the shareholders at the Annual Meeting. These votes, when cast, will be sufficient to assure election of each of the nominees regardless of whether other shareholders vote for or against or do not vote with respect to the nominees.

Name and Address             Number of Shares             Percent
of Beneficial Owner          Beneficially Owned           of Class
Morris Shwiff
2646 Rodney Lane
Dallas, Texas 75229              1,066,608  (1)               30.9%

Mark I. Kenner
2646 Rodney Lane
Dallas, Texas 75229                751,066  (2)               21.8%

Fred Kenner
2646 Rodney Lane
Dallas, Texas 75229                464,615  (3)               13.5%

Richard P. Kiphart and
Shoreline Micro-Cap Fund I
c/o William Blair & Co.
222 West Adams
Chicago, Illinois 60606            282,300                    8.7%

Robert D. DeRosier                  54,970                    1.7%

Clifton R. Duke                      9,925                      *

All Officers,
Directors and
Nominees as a Group(Five Persons) 2,347,184 (4)              61.2%

*Less than 1%

(1)	Includes 204,974 shares which may be acquired upon exercise of an option.

(2)	Includes 193,261 shares which may be acquired upon exercise of an option.

(3)	Includes 187,404 shares which may be acquired upon exercise of an option.

(4)	Includes 585,639 shares which may be acquired upon exercise of options.

             ELECTION OF DIRECTORS AND INFORMATION
                 AS TO DIRECTORS AND NOMINEES

	At the 2001 Annual Meeting, the shareholders of the Company will elect five (5) Directors, in each case to hold office until the next annual meeting and until their respective successors shall be duly elected. There will be submitted by the Board of Directors of the 2001 Annual Meeting for election as Directors the following five (5) nominees:

	Morris Shwiff
	Mark I. Kenner
	Fred Kenner
	Robert D. DeRosier
	Clifton R. Duke

	The Directors, nominees and executive officers of the Company are as follows:

	Name                Age            Position With Registrant

	Morris Shwiff        79            Chairman of the Board and Director

	Mark I. Kenner       69            Director, Vice Chairman and Chief
                                         Executive Officer

	Fred Kenner          48            Director, President and Chief Operating
                                         Officer

	Robert D. DeRosier   74            Director

	Clifton R. Duke      66            Director


	Each of the nominees was elected a Director of the Company on May 24, 2000 and will hold his position until his successor is elected.

	Each of the above named officers was elected to his respective office with the Company by the Board of Directors of the Company on May 24, 2000, and serves as an officer of the Company at the discretion of the Board of Directors. Mr. Mark I. Kenner is the father of Mr. Fred Kenner, but there is no other family relationship between any of the executive officers or Directors of the Company.

	The principal occupation and employment during the past five years of the Directors and each of the executive officers of the Company are as follows:

	Morris Shwiff has served as Chairman of the Board of Directors of the Company since December 1985. Until February 17, 1999, Mr. Shwiff also served as President. For more than five years prior to December 1985, Mr. Shwiff was a Director, President and principal stockholder of Arrow Chemical Corporation, which corporation was acquired by the Company in December, 1985.

	Mark I. Kenner has served as Director, Vice Chairman and Chief Executive Officer since February 17, 1999. Prior to that time, he had served as Executive Vice President of the Company ssince December 1985. For more than five years prior to December 1985, Mr. Kenner was a Director, Vice President and stockholder of Arrow Chemical Corporation.

	Fred Kenner has served as Director and President of the Company since February 17, 1999. Prior to that time, he had served as Vice President, Secretary and Treasurer of the Company since December 1985. For more than five years prior to December 1985, Mr. Kenner was a Director, Secretary and Treasurer and stockholder of Arrow Chemical Corporation.

	Robert D. DeRosier is the retired Chairman of the Board of AmRep, Inc., a manufacturer of specialty chemicals, where he served until 1991. He received a Bachelor of Science in Chemical Engineering from Northwestern University.

	Clifton R. Duke is Chairman Emeritus of the Board of Directors of Container Supply, Inc., the principal business of which is the distribution and sale of rigid packaging products. He served as President and Chief Executive Officer of Chemscope Corporation, the principal business of which is the manufacture and sale of aerosol and liquid cleaning compounds. Mr. Duke is also General Partner of D&D Investments, the principal business of which is real estate development and leasing.

	Directors are elected annually and serve until their successors are duly elected and qualified. Officers serve at the discretion of the Board.

	The Company's Board of Directors has an Audit Committee composed of non-employee Directors Duke and DeRosier and the Company's Chairman, Morris Shwiff. The Company has no standing nominating or compensation committee. During the fiscal year ended December 31, 2000, the Audit Committee held one meeting and the Board of Directors held a total of two meetings (or their equivalent), and each incumbent Director then serving participated in all of such meetings (or their equivalent), except Mr. DeRosier, who missed one meeting.


Audit Committee Report

	The Audit Committee currently consists of two Directors, Messrs. Duke and DeRosier, who are independent and one Director, Mr. Shwiff, who would not be deemed independent as defined by NASDAQ listing standards. Mr.
Shwiff is active as the Chairman and an employee of the Company.
The Audit Committee has been appointed to review the Company's financial statements and its relationship with independent auditors. The Board adopted a written charter for the Audit Committee effective May 24, 2000, a copy of which is attached hereto as Appendix A.

	The Audit Committee has reviewed and discussed the audited financial statements for the year ended December 31, 2000 with management and has discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61. The Audit Committee has also received the written disclosures and the letter required by Independence Standards Board Standard No. 1 and discussed with the Company's auditors the auditors' independence. Based thereon, the Audit Committee has recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-KSB.

                                               Morris Shwiff
                                               Robert D. DeRosier
                                               Clifton R. Duke

Compliance With Section 16(a) of the Exchange Act.

	Based solely upon a review of Forms 3, 4 and 5 furnished to the Company, none of the Directors, executive officers or beneficial owners of more than 10 percent of the Company's Common Stock during fiscal 2000 failed to file any report under Section 16(a) of the Exchange Act with respect to the Company's most recent fiscal year.

                       	EXECUTIVE COMPENSATION

	The following table summarizes the monetary and non-monetary compensation paid by the Company during the three fiscal years ended December 31, 2000 to the Company's chief executive officer and to the Company's other executive officers.

	                SUMMARY COMPENSATION TABLE

                                                    		   Long-Term
                                                         Compensation Awards
                                                         -------------------
Name and                        Annual                    Number of Shares
Principal                       Compensation              Subject to
Position            Year        Salary      Bonus         Options Granted
--------            ----        ------      -----         ---------------
Morris Shwiff,      2000       $161,200  	$40,300          	0
Chairman of         1999       $161,200  	$40,300          	0
the Board           1998       $161,200  	$40,300          	0

Mark I. Kenner,     2000       $154,700  	$38,675          	0
Director, Vice      1999       $154,700  	$38,675           0
Chairman and        1998       $154,700  	$38,675           0
Chief Executive
Officer

Fred Kenner,        2000        $148,200  $37,050          	0
Director, President 1999        $148,200  $37,050          	0
and Chief Operating 1998        $148,200  $37,050          	0
Officer

Option Exercises and Fiscal Year End Option Values

	The following table reflects option exercises during the fiscal year ended December 31, 2000, the number of shares underlying both exercisable and unexercisable options as of the fiscal year end and the value of unexercised
"in the money" options as of the fiscal year end:

     Number
     of Shares	         Number of Shares            Value of Unexercised
     Acquired           Underlying Unexercised      In the Money Options
     on       Value     Options at Fiscal Year End  at Fiscal Year End (1)
Name Exercise Realized  Exercisable Unexercisable   Exercisable Unexercisable
---- -------- --------  ----------- -------------   ----------- -------------
Morris
Shwiff  0 	   0         204,974      -              $269,028      -

Mark I.
Kenner  0 	   0         193,261      -              $253,655      -

Fred
Kenner  0 	   0         187,404      -              $245,968      -

(1) For purpose of calculating this value, the Company has utilized the closing price for the Company's common stock as of December 29, 2000 as reported by the Nasdaq SmallCap Market.

Employment Agreements

	The Company has entered into employment agreements with the Chairman, Vice Chairman and President of the Company. The agreements provide a term of three years, with evergreen provisions extending the term an additional year at the end of each year of service unless either party gives notice of intent not to renew at least six months prior to the end of each year of service.
These agreements also provide for a lump sum payment of the lesser of the compensation payable during the balance of the term or the amount $1.00 less than a "parachute" payment under the Internal Revenue Code if certain terms of the executives' employment are altered and the executive elects to terminate after a change of control of the Company. All such agreements contain provisions assigning all discoveries by the employee to the Company, restricting use or disclosure of confidential information and prohibiting certain competitive activities for one year after termination of employment.


   	                       INDEPENDENT AUDITORS

	The Board of Directors of the Company has selected Philip
Vogel & Co. PC as the Company's independent auditors for fiscal 2001. Representatives of Philip Vogel & Co. PC are expected to be present at the Annual Meeting of Shareholders on May 10, 2001 to make any statement if they desire to do so and to respond to any appropriate questions of the shareholders.

	                   SHAREHOLDERS' PROPOSALS

	The day by which proposals of shareholders intended to be presented at the 2002 annual meeting of shareholders must be received by the Company for inclusion in the Company's proxy statement and form of proxy relating to that meeting is November 30, 2001. It is important that proxies be returned promptly. Shareholders are requested to date, sign and return the enclosed proxy in the enclosed envelope, to which no postage need be affixed if mailed in the United States. If you attend the 2001 Annual Meeting, you may revoke your proxy and vote in person if you so desire, otherwise your proxy will be voted for you.

                                   BY ORDER OF THE BOARD OF DIRECTORS
                                   Morris Shwiff, Chairman of the Board

Dallas, Texas
March 30, 2001

NOTICE: Upon written request from a shareholder of record at March
23, 2001 (or from any beneficial owner representing that he is or was entitled to vote at the meeting), the Company will furnish without charge a copy of its Annual Report on Form 10-KSB for the fiscal year ended December 31, 2000, as filed with the Securities and Exchange Commission, including financial statement and schedules thereto and a list of exhibits not contained therein. The Company will furnish copies of the full text of any such exhibits, if requested, upon payment in advance of the fee prescribed therefor as specified in the list of exhibits accompanying the Annual Report on Form 10-KSB. Such fee will reflect the Company's reasonable expenses incurred in providing copies of the exhibits. Requests should be directed to:


                           	Morris Shwiff
	                   Arrow-Magnolia International, Inc.
                          	2646 Rodney Lane
                        	Dallas, Texas 75229

                                 CHARTER
                                 of the
                            AUDIT COMMITTEE
                                  of
                    ARROW-MAGNOLIA INTERNATIONAL, INC.
                    (adopted 5/24/00, amended 1/30/01)


Organization
The board of directors of Arrow-Magnolia International, Inc. (the "Company") has resolved to appoint a committee of the board of directors to be known as the audit committee. At least a majority of the members of the audit committee shall be directors who are independent of the management of the Company and are free of any relationship that, in the opinion of the board of directors, would interfere with their exercise of independent judgment as a committee member.

Statement of Policy
The audit committee shall provide assistance to the corporate directors in fulfilling their responsibility to the shareholders, potential shareholders, and investment community relating to corporate accounting, reporting practices of the Company, and the quality and integrity of the financial reports of the Company. In so doing, it is the responsibility of the audit committee to maintain free and open means of communication between the directors, the independent auditors and the financial management of the Company.

Responsibilities
In carrying out its responsibilities, the audit committee believes its policies and procedures should remain flexible, in order to best react to changing conditions and to ensure to the directors and shareholders that the corporate accounting and reporting practices of the Company are in accordance with all requirements and are of the highest quality. The committee shall assist the board in fulfilling its oversight responsibilities by reviewing the financial information which will be provided to the shareholders and others, the systems of internal controls which management and the board of directors have established, and the audit process.

In carrying out these responsibilities, the audit committee will:

*	Hold such regular meetings as may be necessary and such special meetings as may be called by the chairman of the audit committee or at the request of the independent auditors.

*	Review and recommend to the directors the independent auditors to be selected to audit the financial statements of the Company and its divisions and subsidiaries, approve the compensation of the independent auditors, and review and approve the discharge of the independent auditors.

*	Review and approve the independent auditors' annual engagement letter, and review and approve the Company's annual audit plans and budgets.

                                                            Appendix A

*	 Confirm and assure the independence of the independent auditors, including a review of management consulting services and related fees provided by the independent auditors and the range and cost of audit and non-audit services performed by the independent auditors.

*	Inquire of management and the independent auditors about significant risks or exposures and assess the steps management has taken to minimize such risks to the Company.

*	 Meet with the independent auditors and financial management of the
Company to review the scope of the proposed audit for the current year and the audit procedures to be utilized, direct the special attention of the auditors to specific matters or areas deemed by the Committee or the auditors to be of special significance, and authorize the auditors to perform such supplemental reviews or audits as the Committee may deem desirable.

*	Review with management and the independent auditors the coordination of audit effort to assure completeness of coverage, reduction of redundant efforts, and the effective use of audit resources.

*	 Review with the independent auditors and financial and accounting personnel, the adequacy and effectiveness of the accounting and financial controls of the Company, and elicit any recommendations for the improvement of such internal control procedures or particular areas where new or more detailed controls or procedures are desirable. Particular emphasis should be given to the adequacy of such internal controls to expose any payments, transactions, or procedures that might be deemed illegal or otherwise improper. Further, the committee periodically should review Company policy statements to determine their adherence to any code of conduct adopted for the Company.

*	Review with management and the independent auditor at the completion of the annual examination:

(a) 	The Company's annual financial statements and related footnotes.
(b) 	The independent auditors' audit of the financial statements
      and their report thereon.
(c)	Any significant changes required in the independent auditors' audit plan
(d)	The nature and extent of any significant changes in accounting principles or the application thereof.
(e)	Any serious difficulties or disputes with management encountered during the course of the audit.
(f)	Any comments or recommendations of the independent auditors.
(g)	Other matters related to the conduct of the audit which are to be communicated to the committee under generally accepted auditing standards.

*	Review the financial statements contained in the annual report to shareholders with management and the independent auditors to determine that the independent auditors are satisfied with the disclosure and content of the financial statements to be presented to the shareholders. Any changes in accounting principles should be reviewed.

*	Provide sufficient opportunity for the independent auditors to meet with the members of the audit committee without members of management present. Among the items to be discussed in these meetings are the independent auditors' evaluation of the Company's financial, accounting, and auditing personnel, and the cooperation that the independent auditors received during the course of the audit.

*	Review policies and procedures with respect to officers' expense accounts and perquisites, including their use of corporate assets, and consider the results of any review of these areas by the independent auditors.

*	Review accounting and financial human resources and succession planning within the Company.

*	Review legal and regulatory matters that may have a material impact on the financial statements, related Company compliance policies and programs and reports received from regulators, and the programs and policies of the Company designed to ensure compliance with applicable laws and regulations and monitor the results of these compliance efforts.

*	Submit the minutes of all meetings of the audit committee to, or discuss the matters discussed at each committee meeting with, the board of directors.

*	Consider such other matters in relation to the financial affairs of the
Company and its accounts, and in relation to the external audit of the Company as the audit committee may, in its discretion, determine to be advisable.

*	Investigate any matter brought to its attention within the scope of its duties, with the power to retain outside counsel for this purpose if, in its judgment, that is appropriate.

*	Perform such other functions as assigned by law, the Company's charter or bylaws, or the board of directors.

       	             THIS PROXY IS SOLICITED ON
	                BEHALF OF THE BOARD OF DIRECTORS OF
	                 ARROW-MAGNOLIA INTERNATIONAL, INC.

	The undersigned shareholder of Arrow-Magnolia International, Inc. (the "Company"), revoking all prior proxies, does by these presents name, constitute and appoint Morris Shwiff and Fred Kenner and each of them, the true and lawful proxy and attorney-in-fact of the undersigned, with full power of substitution, to vote all shares of the Common Stock, par value
$0.10 per share, of the Company standing in the name of the undersigned on the books of the Company at the close of business on March 23, 2001 or in respect of which the undersigned is entitled to vote at the Company's
Annual Meeting of Shareholders, to be held on May 10, 2001 at 2646 Rodney Lane, Dallas, Texas 75229, and at any and all adjournments thereof, on the following matters:

	1.   Election of Directors

   	 	FOR all nominees           			   WITHHOLD

	    	listed below (except           		AUTHORITY to vote

	    	as marked to the               		for all nominees

	    	contrary below)                		listed below

     	Morris Shwiff, Mark Kenner, Fred Kenner, Robert D. DeRosier and Clifton R. Duke.
      (INSTRUCTIONS: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided below.)



	2. In their discretion, upon such other procedural matters as may properly come before the meeting.

	Please complete, sign and mail this proxy promptly in the enclosed self-addressed envelope, which requires no postage if mailed in the United States. IF NO SPECIFIC DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED "FOR" MATTER NO. 1.

	The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders and the Proxy Statement each dated March 30, 2001.

                              Dated               , 2001


                              Shareholder's Signature



                              Shareholder's Signature

                              NOTE: Please sign exactly as your name is
                                    shown on the left. If stock stands in two or more names, please have all sign. If this Proxy is executed by a corporation, it should be signed in the name of the corporation by an officer thereunto duly authorized. If this Proxy is to be signed as attorney, executor, administrator, trustee, guardian, or in any representative capacity, the title of the person signing should be given in full and any necessary documentary evidence of authority to sign this Proxy should be presented.